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                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                      AIM LIMITED MATURITY TREASURY SHARES

                       Supplement dated December 28, 1995
                   to the Prospectus dated November 17, 1995

        Effective January 2, 1996, the net asset value per share (or share price) of each AIM Fund is determined as of the close of trading of the NYSE (generally 4:00 p.m. Eastern Time; 12:00 noon and 4:00 p.m. Eastern Time with respect to AIM MONEY MARKET FUND), on each business day of a fund. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used.

        Shares of AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the NSCC by 7:00 p.m. Eastern Time on that day will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM Fund. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received by dealers prior to 12:00 noon, or 4:00 p.m. Eastern Time on any business day of the fund will be confirmed at the price next determined.